SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into by and among Infobionics, Incorporated, a Minnesota corporation (the “Company”) and the individual and/or entity who executes this Agreement as a purchaser (a “Purchaser”) of units of the Company’s securities, each unit consisting of four (4) shares of common stock, two (2) callable common stock purchase warrants and two (2) non-callable common stock purchase warrants (collectively, the “Unit(s)”). The callable and non-callable warrants are sometimes collectively referred to herein as the “Warrants”).

WHEREAS, the Company is offering up to one million one hundred twenty five thousand (1,125,000) Units at $4.00 per Unit for an aggregate purchase price of up to Four Million Five Hundred ($4,500,000) Dollars;

WHEREAS, the Purchaser desires to enter into this Agreement to acquire Units in the denominations set forth opposite his name on the signature page hereof subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties to this Agreement mutually agree as follows:

1. AUTHORIZATION AND SALE.

1.1 Authorization. The Company has authorized the issuance and sale of the Units to a limited number of accredited investors, as that term is defined in the Securities Act of 1933, as amended (the “Securities Act”) pursuant to the Company’s Confidential Private Placement Memorandum dated October 10, 2006, as amended by Amendment No. 1, dated May 1, 2007 (“Amendment No. 1”), Amendment No. 2, dated October 1, 2007 (“Amendment No. 2”) and Amendment No. 3 dated November 1, 2007 which incorporates the information presented in Amendment No. 1 and Amendment No. 2 (collectively, the “Memorandum”)

 1.2 Sale. Subject to the terms and conditions hereof, each Purchaser agrees separately (and not jointly) to purchase from the Company, and the Company agrees to sell and issue to each Purchaser, the number of Units forth next to the Purchaser’s name on the signature page hereof (page 11 for Individuals, pages 11 and 14 for Joint purchasers and pages 12 and 14 for Corporations, Trusts and Partnerships. Joint Purchasers should set forth on page 14, the capacity in which they are purchasing, i.e. as Joint Tenants, Tenants in Common, Tenants by the Entirety, etc.). The Purchaser should also check the appropriate category listed in Section 4.4 on pages 5 and 6 of this Agreement. The Purchaser shall pay such purchase price by check payable to Tri-State Title & Escrow, LLC, as Escrow Agent or by wire transfer of immediately available funds to Tri-State Title & Escrow, LLC as Escrow Agent in accordance with the wire instructions set forth in the instructions accompanying this Agreement.

2. CLOSING; DELIVERY.

2.1 Closing. The closing of the purchase and sale of the Units shall take place from time to time, at the discretion of the Company and Mercer Capital, Ltd. (the “Placement Agent”), at the offices of Guzov Ofsink, LLC, 600 Madison Avenue, 14th Floor, New York, NY 10022 after the proper officer(s) of the Company have accepted this Agreement on behalf of one or more Purchasers (the “Closing”).

2.2 Subsequent Closings. Following an initial Closing, the Company shall continue to offer and sell the Units pursuant to the terms set forth in this Agreement. Additional Closings (the “Subsequent Closings”) shall take place from time to time at the discretion of the Company and the Placement Agent as set forth in Section 2.1 above.

2.3 Delivery. At the Closing and any Subsequent Closing, subject to the terms and conditions hereof, the Company will deliver to the Placement Agent, on behalf of the Purchasers, the securities underlying the Units, i.e. the shares of the Company’s common stock, the Warrants and Registration Rights Agreements, each duly executed by the Company and dated the date of the Closing or Subsequent Closing, and such other certificates, consents, waivers and agreements as are reasonably requested by any Purchaser (together with this Agreement, collectively the “Transaction Documents”), against payment of the purchase price payable as of the date of such Closing or Subsequent Closing by check or wire transfer in accordance with Section 1.2 above

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Purchasers as follows:

3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of Minnesota. The Company has all the requisite corporate power and authority necessary to conduct its business as it is now being conducted and as proposed to be conducted and to own or lease the properties and assets it now owns or holds under lease, and is duly qualified and in good standing as a foreign corporation in each jurisdiction where the failure to qualify would have a material adverse effect upon its operations or financial condition.

3.2 Capital Stock. The authorized capital stock of the Company consists of 20,000,000 shares of common stock, par value $0.01 per share (“Common Stock”). As of the close of business on September 30, 2007, the Company had 12,147,297 shares of its Common Stock issued and outstanding, 430,913 shares of Common Stock reserved for future issuance, fully vested options to purchase 102,500 shares of Common Stock issued and outstanding, fully vested warrants to purchase 4,615,135 shares of Common Stock issued and outstanding, and 1,188,611 shares of Common Stock reserved for future issuance pursuant to warrants, for an aggregate of 18,484,456 shares of Common Stock. All of the Company’s outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and non-assessable. The Company also has outstanding fully-vested options and warrants to purchase 143,000 shares of Common Stock. The shares of Common Stock comprising the Units and the shares of Common Stock issuable upon exercise of the Warrants comprising the Units (the “Warrant Shares”) are duly authorized and, when issued, all of said shares will be validly issued, fully paid and non-assessable.

3.3 Authorization. The Company has the full corporate power and authority to enter into this Agreement and each of the Transaction Documents and to perform all of its obligations contemplated hereunder and thereunder. The execution, delivery and performance of this Agreement and each of the Transaction Documents to which the Company is a party have been duly authorized by all necessary corporate action, and this Agreement and each of the Transaction Documents constitutes (or will constitute, upon execution thereof) a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules and laws governing specific performance, injunctive relief and other equitable remedies. No further authorization on the part of the Company, its board of directors or its stockholders is necessary to consummate the transactions contemplated by this Agreement or any of the Transaction Documents. Except for any filings required by federal or state securities laws that have been or will be made by the Company, no consent, approval, authorization or order of, or declaration by, filing or registration with, any court or governmental or regulatory agency or board is or will be required in connection with the execution and delivery of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby or thereby.

  3.4 Compliance with Law and Other Instruments. To its knowledge, the Company has complied in all respects with, and is not in material violation of, any statutes, laws, regulations, decrees and orders of the United States, any foreign country, any state, municipality and agency applicable to the Company or the conduct of its respective business. Upon consummation of this Agreement, the Company will not be in default in any material respect in the performance of any obligation, agreement or condition contained in any promissory note, indenture, loan agreement or other material contract to which it is a party or by which its properties are bound. Neither the issuance of the Common Stock and Warrants comprising the Units nor the issuance of the Warrant Shares , or the execution and delivery of this Agreement and the Transaction Documents or the consummation of the transactions contemplated herein or therein, will (i) conflict with, constitute a breach of, constitute a default under, or an event which, with notice or lapse of time or both, would be a breach of or default under, the respective certificate of incorporation or bylaws of the Company; (ii) conflict with or constitute a breach of, constitute a default under, or an event which, with notice or lapse of time or both would be a breach of or default under, any agreement, indenture, mortgage, deed of trust or other instrument or undertaking to which the Company is a party or by which any of its properties are bound which would have a material adverse effect on the Company’s business, (iii) constitute a violation of any law, regulation, judgment, order or decree applicable to the Company; (iv) result in the creation or imposition of any lien or material charge or encumbrance upon any property of the Company; or (v) permit any party to terminate any agreement to which the Company is a party or beneficiary thereto which would have a material adverse effect on the Company’s business.

3.5 Litigation. There is no litigation or governmental proceeding or investigation pending or, to the Company’s knowledge, threatened against or affecting the Company which would reasonably be expected to result in any judgment or liability which would materially and adversely affect any of the property and assets of the Company or the right of the Company to conduct its businesses as now conducted or as proposed to be conducted.

3.6 Disclosure. Neither this Agreement nor the Memorandum or any of the Transaction Documents contains any untrue statement of any material fact, or omits to state any material fact that is necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, complete and not misleading.

3.7 Registration Rights. The shares of Common Stock underlying the Units and the Warrant Shares issuable upon exercise of the Warrants shall have mandatory registration rights in the event a minimum of $4,000,000 in Units are sold and, in the event such shares are not registered pursuant the mandatory registration rights,, piggyback registration rights all as set forth in the Registration Rights Agreement.

3.8 Right of First Refusal. If, at any time after the Company’s shares of Common Stock shall have commenced trading in the public market (over-the-counter or otherwise), the Company shall not raise any capital (debt or equity) without first granting to all purchasers of Units in the Offering (including the Purchaser), a right of first refusal (the “Right of First Refusal”), to purchase additional securities of the Company on the same terms and subject to the same conditions contained in any term sheet received by the Company in connection with the sale by the Company of its securities. The Company agrees, within ten (10) business days of receipt by it of any such term sheet to deliver a copy of the term sheet to the Purchaser and thereafter, the Purchaser shall have ten (10) business days to exercise this Right of First Refusal by providing the Company with written notice of its election to exercise the Right of First Refusal. Failure by the Purchaser to provide the Company with written notice of exercise hereunder within this 10-day period shall be deemed to be an election by the Purchaser not to exercise the Right of First Refusal. The Purchaser shall have the right to purchase its pro-rata portion of any such securities based on the number of Units purchased by the Purchaser in the Offering relative to the total number of Units purchased by all purchasers electing to exercise their respective Rights of First Refusal.

4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser hereby severally represents and warrants to the Company as follows:

4.1 No Minimum Sale of Units Required to Close. He is aware that the Units being offered by the Company are offered on a “best efforts” basis and no commitment exists by anyone to purchase all or any of the Units. No minimum level of sales is required for the proceeds from the sale of the Units to be made available to the Company. No assurance can be given that all or substantially all of the Units will be sold. To the extent that less than substantially all of the Units are sold, the Company may be prevented from fully implementing its immediate business plans absent additional financing. In this regard, the Purchaser represents that he is aware that no minimum amount of proceeds need be raised by the Company as a prerequisite to close on the sale of a Unit and to immediately utilize the proceeds from such sale, it being understood that upon acceptance of this subscription by the Company, the proceeds from the sale of such Units will, subject to the closing obligations of the Company set forth herein, be immediately available to the Company.

4.2 Purchase for Own Account. He is acquiring the Units for his own account, for investment and not with a view to or in connection with any distribution or resale thereof. He does not have any contract, understanding, agreement or arrangement with any person to sell or transfer the Units, the shares of Common Stock and Warrants comprising the Units nor the Warrant Shares.

4.3 Restrictions on Transfer. He understands that (a) neither the Units, the shares of Common Stock comprising the Units, the Warrants nor the Warrant Shares have been registered under the Securities Act of , or the securities laws of any jurisdiction and (b) the economic risk of an investment in the Units must be borne for an indefinite period of time because neither the Units, the shares of Common Stock comprising the Units, the Warrants nor the Warrant Shares may be sold or otherwise transferred unless subsequently registered under the Securities Act or an exemption from registration under the Securities Act is or becomes available.

4.4 Knowledge of the Purchaser. He (a) is knowledgeable with respect to the financial, tax and business aspects of ownership of the Units, the shares of Common Stock comprising the Units, the Warrants and the Warrant Shares and of the business of the Company and (b) can bear the economic risk of an investment in those securities including the complete loss thereof. By virtue of his own knowledge and experience in financial and business matters, he is capable of evaluating the merits and risks of making this investment. He is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act by satisfying one of the following categories:

Category I	_____	The undersigned is an individual (not a partnership, corporation, etc.) who’s individual net worth, or joint net worth with the undersigned’s spouse, presently exceeds $1,000,000.

Explanation. In calculation of net worth the undersigned may include equity in personal property and real estate, including the undersigned’s principal residence, cash, short-term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II	_____
The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in 2005 and 2006, or joint income with his/her spouse in excess of $300,000 in 2005 and 2006, and has a reasonable expectation of reaching that income level in 2007.

Category III	_____
The undersigned is a bank, savings and loan, insurance company; registered broker or dealer, registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title I of ERISA whose plan fiduciary is either a bank, savings and loan, insurance company or registered investment advisor or whose total assets exceed $5,000,000.

____________________________________________(describe entity)

Category IV	_____	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

____________________________________________
____________________________________________
(describe entity)

Category V	_____
The undersigned is a non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, corporation, business trust, or partnership, not formed for the purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

____________________________________________
____________________________________________
(describe entity)

Category VI	_____
The undersigned is a trustee for a trust that is revocable by the grantor at any time (including an IRA) and the grantor qualified under either Category I or Category II above. A copy of the declaration of trust or trust agreement and a representation as to the net worth or income of the grantor is enclosed.

Category VII	_____
The undersigned is an entity all the equity owners of which are “accredited investors” within one or more of the above categories, other than Category IV or Category V. If relying upon this category alone, each equity owner must complete a separate copy of this Agreement.

____________________________________________
____________________________________________
(describe entity)

4.5 Disclosure of Information. He has read the Memorandum and the representations concerning the Company contained in this Agreement, has made inquiry concerning the Company, its business and its personnel, and has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Units and the business, properties, prospects and financial condition of the Company; the officers of the Company have made available to him all written information which he has requested and have answered to his satisfaction all inquiries made by him. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or his right to rely thereon.

4.6 Legends. It is understood that the shares of Common Stock underlying the Units, the Warrants and the Warrant Shares may bear a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE
TRANSFERRED IN THE ABSENCE OF A REGISTRATION
STATEMENT WITH RESPECT TO THE SECURITIES UNDER SUCH
ACT AND THE OPINION OF COUNSEL REASONABLY
SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS
NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OR
RULE 144A OF SUCH ACT OR TO AN AFFILIATE.

4.7 Power and Authority. He has the requisite power and authority to enter into this Agreement, to purchase the Units and to carry out and perform his obligations under the terms of this Agreement. The execution, delivery and performance by him of this Agreement and the other Transaction Documents to which he is a party do not contravene the terms of any organizational documents and do not violate, conflict with or result in any breach or contravention of any contract or agreement to which he or it is a party or constitute a violation of any law, regulation, judgment, order or decree applicable to him or it.

4.8 Due Execution. This Agreement has been duly authorized, executed and delivered by the Purchaser and, upon due execution and delivery by the Company, will be a valid and binding agreement of the Purchaser, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules and laws governing specific performance, injunctive relief and other equitable remedies.

4.9 Waiver of Penalty Provisions. Purchaser hereby grants to the Placement Agent the right to make good faith determinations that the Company is working in a timely fashion to file the Resale Registration Statement and to cause the Resale Registration Statement to become effective such that the Resale Registration Statement is filed with the Securities and Exchange Commission within one hundred and eighty (180) days after the date that the Company has raised a minimum of $4,000,0000 in this Offering and the Resale Registration Statement is declared effective within one hundred twenty (120) days after the filing date.  Upon such good faith determination(s) by the Placement Agent that the Company has acted in a timely fashion, the Placement Agent shall waive the penalty provisions relating to the exercise price of the Warrants, and upon such waiver those penalty provisions shall not apply.  The Placement Agent shall make such determination(s) at each time that the penalty provisions otherwise would apply, as applicable, and shall advise the Company and Purchasers in writing of its good faith determination(s) no later than the date(s) on which the penalty provisions otherwise first would apply.

5. CONDITIONS OF PURCHASERS’ OBLIGATIONS AT CLOSING

The obligations of each Purchaser to this Agreement to close are subject to the fulfillment on or before the Closing of each of the following conditions, unless waived by the Investor:

 5.1 Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

5.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

 5.3 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Units shall be duly obtained and effective as of the Closing.

6. PLACEMENT AGENT FEES AND EXPENSES

The Company has agreed and Purchaser acknowledges the agreement of the Company to pay to the Placement Agent, at each closing, a Placement Agent’s fee of ten (10%) percent and a non-accountable expense allowance of three (3%) percent of the purchase price for each Unit placed. In addition, the Company has agreed to issue the Placement Agent on a pro rata basis to the number of Units sold, up to Four Hundred Fifty Thousand (450,000) shares of Common Stock. Furthermore, the Placement Agent will receive a warrant (the “Placement Warrant”) to purchase an amount of shares of the Company’s common stock equal to Fifteen Percent (15%) of the aggregate number of Shares underlying the Units sold in the Offering The Placement Warrant shall be exercisable by Placement Agent on a cashless basis at Two Dollars ($2.00) per share for a period of five (5) years from the Termination of the Offering and the shares underlying the Placement Warrants will have registration rights consistent to those of the Purchasers.

7. MISCELLANEOUS.

 7.1 Entire Agreement; Effectiveness. This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York, without regard to the conflicts of laws provisions of the State of New York or any other state.

7.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.4 Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery, after three business days following deposit with the United States Post Office, postage prepaid, or after one business day if sent by confirmed telecopy, addressed:

(a) If to the Company:

Infobionics, Incorporated
756 Goodrich Avenue
St. Paul, MN 55105
Facsimile: (651) 221-0965

or at such other address as the Company shall have furnished to the Purchasers in writing; and

(b) If to any Purchaser, the address set forth on the signature page hereof or at such other address as such Purchaser shall have furnished to the Company in writing.

7.6 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain, as nearly as practicable, the intent of the parties, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7.7 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Company or the Purchasers upon any breach, default or noncompliance of the Purchasers or the Company under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of the Company or the Purchasers of any breach, default or noncompliance under this Agreement or any waiver on the Company’s or the Purchasers’ part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, whether under this Agreement, by law, or otherwise afforded to the Company and the Purchasers, shall be cumulative and not alternative.

7.8 Amendments and Waivers. Except as otherwise expressly provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of the Company and the Purchasers holding at least a majority of the principal amount of all Units then outstanding.

7.9 Survival of Covenants and Agreements, Representations and Warranties. All covenants and agreements contained herein or made in writing by the Company or the Purchasers in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement, the Transaction Documents and the Closing until the respective Purchaser ceases to own the securities comprising the Units. All warranties and representations contained herein shall survive for a period of two years after the Closing.

7.10 Further Assurances. Prior to and after the Closing, at the request of the Purchasers, the Company will take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate in doing, as the Purchasers may reasonably deem necessary or desirable, all things necessary to consummate and make effective, in a practicable manner, the Closing and the other transactions contemplated by this Agreement and the Transaction Documents, including, without limitation, (a) the execution and delivery of any additional waivers, consents, confirmations, agreements, instruments or documents, or the taking of all actions, whether prior to or after the Closing, necessary to issue and sell the Units to the Purchasers and (b) to otherwise carry out the purpose and intent of this Agreement and the Transaction Documents.

7.11 Construction. The use of the neuter gender herein shall be deemed to include the masculine and feminine genders wherever necessary or appropriate, the use of the masculine gender shall be deemed to include the neuter and feminine genders and the use of the feminine gender shall be deemed to include the neuter and masculine genders wherever necessary or appropriate.

IN WITNESS WHEREOF, this Agreement has been executed by the Purchaser and by the Company on the respective dates set forth below

No. of Units Purchased: ___________  $ Amount of Units Purchased: $ ____________

Individual Signature(s):

________________________	______________________________
Date	Signature of Purchaser

________________________	______________________________
Social Security No.	Printed Name

________________________	__________________________
Telephone No.	Street

________________________
Fax No.	__________________________
City State Zip

________________________	__________________________
Date	Signature of Co-Purchaser

________________________
Social Security No.	Printed Name

________________________	__________________________
Telephone No.	Street

__________________________
City State

Subscription Accepted by:

INFOBIONICS, INCORPORATED

By:	Date:
John Bjelland, CEO

IN WITNESS WHEREOF, this Agreement has been executed by the Purchaser and by the Company on the respective dates set forth below.

No. of Units Purchased: ___________  $                                Amount of Units Purchased: $ ____________

________________________	__________________________
Tax Identification No.	Printed Name

________________________	__________________________
Date	Signature of Authorized Signatory

________________________	__________________________
Telephone No.	Street

________________________
Fax No.	__________________________
City State Zip

Subscription Accepted by:

INFOBIONICS, INCORPORATED

By:	Date:
John Bjelland, CEO

SPECIAL SUBSCRIPTION INSTRUCTIONS FOR CORPORATE,
PARTNERSHIP, TRUST, AND JOINT PURCHASERS

If the Purchaser is a corporation, partnership, trust, or other entity or joint purchaser, the following additional instructions must be followed. INFORMATION ADDITIONAL TO THAT REQUESTED BELOW MAY ALSO BE REQUIRED BY THE COMPANY IN SOME CASES.

I. Certificate. The Purchaser must date and sign the Certificate below, and, if requested by the Company, the Purchaser may also be required to provide an opinion of counsel to the same effect as this Certificate or a copy of (a) the corporation’s articles of incorporation, bylaws and authorizing resolution, (b) the partnership agreement, or (c) the trust agreement, as applicable.

II. Securities Purchase Agreement

A. Corporations. An authorized officer of the corporation must date, sign, and complete the Securities Purchase Agreement with information concerning the corporation. The officer should print the name of the corporation above his signature, and print his name and office below his signature.

B. Partnerships. An authorized partner must date, sign, and complete the Securities Purchase Agreement with information concerning the partnership. The partner should print the name of the partnership above his signature, and print his name and the words “general partner” below his signature.

C. Trusts. In the case of a trust, the authorized trustee should date, sign, and complete the Securities Purchase Agreement with information concerning the trust. The trustee should print the name of the trust above his signature, and print his name and the word “trustee” below his signature. In addition, an authorized trustee should also provide information requested in the Securities Purchase Agreement as it pertains to him as an individual.

D. Joint Ownership. In all cases, each individual must date, sign, and complete the Securities Purchase Agreement. Joint investors must state if they are purchasing the Shares as joint tenants with the right of survivorship, tenants in common, or community property, and each must execute the Securities Purchase Agreement Signature Page

CERTIFICATE FOR CORPORATE, PARTNERSHIP,
TRUST, AND JOINT PURCHASERS

If the Purchaser is a corporation, partnership, trust, joint purchaser, or other entity, an authorized officer, partner, or trustee must complete, date, and sign this Certificate.

CERTIFICATE

I hereby certify that:

a. The Purchaser has been duly formed and is validly existing and has full power and authority to invest in INFOBIONICS, INCORPORATED

b. The Securities Purchase Agreement has been duly and validly authorized, executed, and delivered by the Purchaser and, upon acceptance by INFOBIONICS, INCORPORATED, will constitute the valid, binding, and enforceable obligation of the Purchaser.

Dated: ________	__________________________
Name of corporation, partnership, trust or joint purchases (please print)

_________________________________
Signature and title of authorized officer, partner, trustee, or joint purchaser